SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

METROPOLITAN WEST FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[LETTERHEAD]

Metropolitan West Funds

11766 Wilshire Boulevard

Suite 1580

Los Angeles, California 90025

November     , 2006

Dear Shareholder:

The enclosed Proxy Statement contains important information about various proposals we recommend for the Metropolitan West Funds for a special meeting of shareholders to be held on             , 200  .

Shareholders are being asked to approve a new investment management agreement with Metropolitan West Asset Management, LLC, the Fund’s current investment adviser (the “Adviser”). Although that new agreement is substantively the same as the current agreement, including the same fees, it is needed to replace the current agreement when the current agreement automatically terminates as a result of the technical “assignment” that will occur upon the Adviser’s repurchase of a minority equity interest held by an investor since the Adviser was founded a decade ago.

In addition, shareholders are being asked to authorize the Funds to engage in securities lending, which the Adviser believes has the potential for some additional return for the participating Funds with limited risk or expense.

Finally, shareholders are being asked to vote to elect one new independent Trustee, as described in the attached Notice and Proxy Statement.

The Adviser has agreed to pay the expenses of the special meeting of shareholders and the related proxy solicitation.

The Board of Trustees has approved these recommendations and believes they are in the best interests of the Funds and their shareholders. The Trustees recommend that you vote in favor of each proposal in the Proxy Statement.

The Proxy Statement describes the voting process for shareholders. We ask you to read the Proxy Statement carefully and vote in favor of the approval of the proposals. The election returns will be reported at the Special Meeting of Shareholders scheduled for [                    ]. Please return your proxy in the postage-paid envelope as soon as possible.

Sincerely,

Scott B. Dubchansky
President and Chairman of the Board

METROPOLITAN WEST FUNDS

760 Moore Road

King of Prussia, PA 19406

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON             , 200

To the Shareholders:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS (the “Meeting”) of the Metropolitan West Total Return Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West AlphaTrakSM 500 Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Ultra Short Bond Fund and Metropolitan West Strategic Income Fund (each a “Fund” and, together, the “Funds”), each a series of the Metropolitan West Funds (the “Trust”), will be held on             , 200   at 12:00 p.m., Eastern Time, at the offices of the Trust’s Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 for the following purposes:

1.	For each Fund listed above, to approve a new Investment Management Agreement with Metropolitan West Asset Management, LLC, the Fund’s current investment adviser (the “Adviser”);

2.	For each Fund listed above, approve a fundamental investment policy allowing securities lending;

3.	To elect Dr. Scott R. Sale to serve as a Trustee of the Trust; and

4.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record of the Trust at the close of business on November     , 2006 (the “Record Date”) are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof.

With respect to Proposal 1 and 2, the shareholders of each Fund listed above will vote separately by Fund. With respect to Proposal 3, all of the Trust’s shareholders will vote together as a single class.

Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY so that a quorum will be present at the Meeting.

By Order of the Board of Trustees

Scott B. Dubchansky
President and Chairman of the Board

Dated: November     , 2006

YOUR BOARD OF TRUSTEES RECOMMENDS THAT

YOU VOTE IN FAVOR OF THE PROPOSALS. YOUR VOTE IS IMPORTANT

REGARDLESS OF HOW MANY SHARES YOU OWN.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER     , 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Trustees of Metropolitan West Funds (the “Trust”) for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held on                     , 200_ at 12:00 p.m. Eastern time at the offices of the Trust’s Administrator, PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and at any adjournment thereof. This Proxy Statement and the accompanying proxy card were first mailed to shareholders on or about November     , 2006.

The Trust is an open-end, management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of seven separate operational series or funds (each of which may offer more than one share class): Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West AlphaTrakSM 500 Fund. Each Fund except the AlphaTrakSM 500 Fund has two share classes, M and I; the AlphaTrakSM 500 Fund offers only one share class, which is undesignated.

As set forth in the attached notice, shareholders will be asked to vote on three (3) proposals at the Meeting. The following table shows the shareholders that are entitled to vote for each proposal.

Proposal 1 (new agreement)	Shareholders of each Fund, voting separately by Fund

Proposal 2 (securities lending)	Shareholders of each Fund, voting separately by Fund

Proposal 3 (trustee election)	Shareholders of the Trust voting together as a single class

All proxies solicited by the Board of Trustees, which are properly executed and received by the Secretary before the Meeting, will be voted at the Meeting in accordance with the shareholders’ instructions thereon. A shareholder may revoke the accompanying proxy at any time before it is voted by written notification to the Trust or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” the proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be properly presented at the Meeting. Any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder’s approving vote is with respect to the total shares that the shareholder is entitled to vote on such proposal.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not vote the shares), will be counted toward establishing a quorum. Abstentions do not constitute a vote “for” and effectively result in a vote “against.” Broker non-votes do not represent a vote “for” or “against” and are disregarded in determining whether a Proposal has received enough votes, except where a minimum number of the outstanding voting securities is required, in which case a broker non-vote effectively counts as a vote against the proposal.

Shareholders of record of the Funds on the Record Date are entitled to notice of, and to vote on, the proposals at the Meeting and any adjournment thereof. At the close of business on November     , 2006, the Funds had the following outstanding shares:

	Class M Shares Outstanding	Class I Shares Outstanding
	0	0
Ultra Short Bond Fund	0	0
Intermediate Bond Fund	0	0
High Yield Bond Fund	0	0
Total Return Bond Fund	0	0
Low Duration Bond Fund	0	0
Strategic Income Fund	0	0
AlphaTrakSM 500 Fund (undesignated shares)	0	N/A

Forty percent (40%) of the outstanding shares of the applicable Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum with respect to the proposals presented for that Fund. If a quorum is not present or presented at the Meeting, the holders of a majority of the shares present in person or by proxy shall have the power to adjourn the Meeting to a later date, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as inspectors of election for the Meeting.

The affirmative vote of a “majority of the outstanding voting securities” of each Fund present in person or by proxy and voting is necessary to approve the new Investment Management Agreement (Proposal 1). The affirmative vote of a “majority of the outstanding voting securities” of each Fund present in person or by proxy and voting is necessary to approve the change in fundamental investment policies with respect to such Fund (Proposal 2). A plurality of shares voted is necessary to elect a trustee (Proposal 3), meaning that the nominee receiving the most votes will be elected.

A majority of the outstanding voting securities means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date.

If a quorum is present, but sufficient votes in favor of the Proposals are not received by the time scheduled for the Meeting, a person named as a proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting adjourned. The persons named as proxies will vote in favor of or against such adjournment in direct proportion to the proxies received for or against the Proposals.

The Board of Trustees knows of no business other than that specifically mentioned in the Notice of Special Meeting of Shareholders which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Audited financial statements of the Trust in the form of an Annual Report dated March 31, 2006 have been mailed before this proxy mailing. The Trust will furnish, without charge, a copy of the Annual Report to any shareholder who requests the Report. Shareholders may obtain the Annual Report by contacting the Trust at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025 or by calling (800) 241-4671.

PROPOSAL 1:

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

WITH THE ADVISER

Shareholders are being asked to consider a new Investment Management Agreement (the “New Agreement”) between Metropolitan West Funds (the “Trust”) and the Adviser. Although that New Agreement is substantively the same as the current agreement, including the same fees, it is needed to replace the current agreement when the current agreement automatically terminates as a result of the technical “assignment” that will occur upon the Adviser’s repurchase of a minority equity interest held by an investor since the Adviser was founded a decade ago.

The Purchase Agreement

Pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”) entered into between the Adviser and Metropolitan West Financial, LLC (the “Seller”), the Adviser has agreed to repurchase the membership interest in the Adviser held by the Seller, which interest constitutes 40% of the voting interest, and 35.49% of the economic interest, in the Adviser. In connection with the transaction, the controlling owner of the Seller, Mr. Richard S. Hollander, has agreed to resign from his position as a director of the Adviser. Substantially all of the cash purchase price for that membership interest is expected to be financed by the Adviser through a loan from a third-party financial institution.

The Purchase Agreement does not contemplate any changes in the management or operations of the investment advisory functions performed by the Adviser with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds. The transactions contemplated by the Purchase Agreement are not expected to cause any reduction in the quality of services now provided to any of the Funds, or to have any adverse effect on the Adviser’s ability to fulfill its obligations to the Funds under the New Agreement.

The Existing Investment Management Agreement

The existing Investment Management Agreement (the “Existing Agreement”) between the Trust and the Adviser was originally approved by the Board, including a majority of the Independent Trustees (defined below), at a meeting held on April 1, 1997, and by the Trust’s initial shareholders on April 1, 1997. The Existing Agreement has remained substantially unchanged since that time, except with respect to the addition of various series of the Trust and as noted below. The Existing Agreement was amended and restated on May 18, 1998 to make explicit the requirement that the Trust’s Independent Trustees must approve any recovery of contingent deferred expense reimbursements and any contingent deferred management fees permitted under the Existing Agreement, and to eliminate obsolete references to expense limitations under state law. The Existing Agreement was amended again on February 24, 2005 to adjust the calculation of the fulcrum fees paid by the Metropolitan West AlphaTrakSM 500 Fund and the Metropolitan West Strategic Income Fund to ensure that the calculation of those fees met the applicable regulatory requirements.

Under the Existing Agreement, the Trust has appointed the Adviser to provide investment advice and management services with respect to the assets of the Funds. In connection with these investment management services, the Adviser agrees to supervise the Funds’ investments in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including the Trust’s Agreement and Declaration of Trust and By-Laws, and such other limitations as the Trustees may impose from time to time in writing to the Adviser. The Existing Agreement requires that the Adviser shall: (i) furnish the Funds with advice and recommendations with respect to the investment of the Funds’ assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Adviser or its affiliates) but not including personnel to provide limited administrative services to the Funds not typically provided by the Funds’ administrator under separate agreement; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

Under the Existing Agreement, except as otherwise required under the 1940 Act, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or the Funds or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds. No change is proposed to the Adviser’s standard of care under the Existing Agreement.

The Existing Agreement provides that it continues from year to year so long as it is approved at least annually with respect to each Fund by a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Trustees of such Fund, including a majority of the Trustees who are not “interested persons” of the Fund under the 1940 Act (the “Independent Trustees”) and who are not parties to the Existing Agreement.

The Existing Agreement may be terminated by either party upon notice to the other without penalty upon no less than 60 days’ notice by any Fund to the Adviser or 60 days’ notice by the Adviser to any Fund, and automatically terminates in the event of its assignment (as that term is defined in the 1940 Act).

Management Fees And Other Expenses

Management Fees. Each Fund pays the Adviser a monthly fee for providing investment advisory services. The following fees are the fee rates that were paid to the Adviser for the fiscal year ended March 31, 2006, and which include certain expense limitations and contractual fee waivers: 0.25% for the Ultra Short Bond Fund; 0.30% for the Low Duration Bond Fund; 0.35% for the Intermediate Bond Fund; 0.35% for the Total Return Bond Fund; 0.50% for the High Yield Bond Fund; 1.46% for the Strategic Income Fund and 0.196% for the AlphaTrakSM 500 Fund.

Under the Existing Agreement relating to all share classes of the Strategic Income Fund, the Trust pays the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by a performance component of up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether and to what extent the investment performance of the Fund, for that performance period, exceeds or is exceed by the investment record of the Merrill Lynch 3 Month U.S. Treasury Bill Index plus a margin.

The margin over that Index is 0.10% when the investment performance of the Fund is calculated assuming the maximum possible management fee of an annual rate of 1.90%. Alternatively, the margin also can be described as 2.00% if the investment performance of the Fund is calculated after operating expenses but before any management fee.

The Fund uses a rolling 12-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the Merrill Lynch 3 Month U.S. Treasury Bill Index plus a margin of 0.10% when the Fund’s performance is calculated assuming the maximum possible management fee of an annual rate of 1.90% rather than the actual fee accrued. The margin can also be described alternatively as explained above. Thus, an annual performance difference of 2.00% or more between the Fund and the Index plus the margin would result in an annual maximum performance adjustment of 0.70%. This formula requires that the Fund’s performance exceed the investment record of the Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the Index plus the margin, a negative performance adjustment would apply.

Here are examples of how the adjustment would work (using annual rates for the Strategic Income Fund):

Fund Performance (assuming max 1.90% fee)	Index Plus 0.10% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
6.00%	4.10%	1.20%	0.67%	1.87%
5.00%	4.10%	1.20%	0.32%	1.52%
4.00%	4.10%	1.20%	–0.04%	1.16%
3.00%	4.10%	1.20%	–0.39%	0.81%
2.00%	4.10%	1.20%	–0.74%	0.46%

The Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the Index is based on the change in value of the Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

Under the Existing Agreement relating to the AlphaTrakSM 500 Fund, the Trust pays the Adviser a basic management fee, computed daily and payable monthly, at an annual rate of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by a performance component of up to 0.35% of the Fund’s average daily net assets for the relevant 3-month performance period), depending on whether and to what extent the investment performance of the Fund, for that performance period, exceeds or is exceeded by the investment record of the S&P 500 Stock Price Index plus a margin.

The margin over that Index is 0.30% when the investment performance of the Fund is calculated assuming the maximum possible management fee of an annual rate of 0.70%. Alternatively, the margin also can be described as 1.00% if the investment performance of the Fund is calculated after operating expenses but before any management fee.

The AlphaTrakSM 500 Fund uses a rolling 3-month performance period. The performance adjustment, which is applied to the Fund’s average daily net assets for the performance period, equals 35% of the difference between the Fund’s investment performance and the investment record of the S&P 500 Stock Price Index plus a margin of 0.30% when the Fund’s performance is calculated assuming the maximum possible management fee of an annual rate of 0.70% rather than the actual fee accrued. The margin can also be described alternatively as explained above. Thus, an annual performance difference of 1.00% or more between the Fund and the Index plus the margin would result in an annual maximum performance adjustment of 0.35%. This formula requires that the Fund’s performance exceed the investment record of the Index plus the margin before any performance adjustment is earned. If the Fund’s performance is below the performance of the Index plus the margin, a negative performance adjustment would apply.

Here are examples of how the adjustment would work (using annual rates for the AlphaTrakSM 500 Fund):

Fund Performance (assuming max 0.70% fee)	Index Plus 0.30% Margin	Basic Fee	Performance Adjustment	Total Fee Rate
7.00%	5.30%	0.35%	0.35%	0.70%
6.00%	5.30%	0.35%	0.25%	0.60%
5.00%	5.30%	0.35%	–0.11%	0.24%
4.00%	5.30%	0.35%	–0.35%	0.00%
3.00%	5.30%	0.35%	–0.35%	0.00%

The Fund’s investment performance is calculated based on its net asset value per share after expenses but assuming the maximum possible management fee. For purposes of calculating the Fund’s investment performance, any dividends or capital gains distributions paid by the Fund are treated as if those distributions were reinvested in Fund shares. The investment record for the Index is based on the change in value of the Index and earnings from underlying securities.

Because the adjustment to the basic fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor (regarding the performance adjustment) is not whether the Fund’s performance is up or down, but whether it is up or down more or less than the investment record of the Index plus the margin. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period.

The management fee and any performance adjustment for the Strategic Income Fund and the AlphaTrakSM 500 Fund are accrued daily and the entire management fee normally is paid monthly. Shareholders should note that it is possible for high past performance to result in a daily management fee accrual or monthly management fee payment by the Fund that is higher than lower current performance would otherwise produce.

The Existing Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not request or receive reimbursement for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the current year and may not recoup amounts that would make a Fund’s total expenses exceed the applicable limit.

Rule 12b-1 Fee. The Funds have a Share Marketing Plan or “12b-1 Plan” under which they may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect.

Expenditures by a Fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees). Currently, the Board of Trustees of the Funds is waiving a portion of these fees for the Intermediate Bond Fund, Total Return Bond Fund, Low Duration Bond Fund, and the Ultra Short Bond Fund. The Adviser has contractually agreed, through March 31, 2007, to pay the distribution expenses of the AlphaTrakSM 500 Fund out of its own resources.

Compensation of Other Parties. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of the Funds and for providing services to shareholders. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

Comparison of the Existing Agreement and the New Agreement

The Board of Trustees has approved, and is recommending to shareholders of each Fund that they approve, the New Agreement. A copy of the New Agreement is attached to this Proxy Statement as Appendix B. The New Agreement is substantially identical to the Existing Agreement as described above in all material respects, including with regard to advisory fees, except for the commencement and renewal dates; however, this discussion of the New Agreement is qualified in its entirety by reference to Appendix B.

Trustee Actions, Considerations, and Recommendations

At an in-person meeting of the Board held on November 13, 2006, the Trustees, including the Independent Trustees, considered approval of the New Agreement in respect of each Fund. In determining to approve the New Agreement, the Trustees considered that they had approved the continuation of the Existing Agreement, the terms of which are substantially identical to the New Agreement, for an additional one-year period, at their meeting on May 22, 2006. A summary of factors considered by the Trustees at that time is provided below under “Factors considered by the Trustees in connection with the recent approval of Existing Agreement.” To the extent deemed necessary in their business judgment, the Trustees reconsidered these factors during their meeting on November 13, 2006.

On November 13, 2006, the Trustees met with representatives of the Adviser, who discussed with the Trustees the Adviser’s expectations as to the unchanged management and operations of the Adviser after the repurchase transaction and the continuing roles of the current portfolio management teams in the management of each of the Funds.

The Trustees considered that it is not anticipated that there will be any change in the personnel who are engaged in the portfolio management of any Fund as a result of the transaction, and that there will be no increase in the advisory fees or the total expenses for current shareholders of any of the existing Funds as a result of the transaction. The Trustees considered that the terms of the New Agreement are materially and substantially identical to those of the Existing Agreement.

On the basis of these factors, the Trustees concluded that it would be in the best interests of each of the Funds to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Trustees present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the later of consummation of the repurchase transaction and shareholder approval of the New Agreement, and to recommend to shareholders of each Fund that they approve the New Agreement, as well.

Factors considered by the Trustees in connection with recent approval of Existing Agreement

On May 22, 2006, the Trust’s Board has approved the renewal of the Existing Agreement for an additional one-year term through the next annual meeting of the Board expected in May 2007. The renewal of the Agreement was approved by the Board (including a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately in executive session to discuss and review the information that had been presented for their consideration prior to the Board’s vote to renew the Agreement. The information, material facts and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Independent Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on each Fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed supplementary information that included extensive materials regarding each Fund’s investment results, independently prepared advisory fee and expense comparisons to other mutual funds, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to the Fund.

Review process - The Independent Trustees reviewed advice regarding legal and industry standards provided by legal counsel to the Trust, which is not independent legal counsel. The Independent Trustees discussed the renewal of the Agreement with the Adviser’s representatives and in a private session at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent and quality of services

The Board considered the depth and quality of the Adviser’s investment management process, including its research and intellectual capabilities; the experience, capability and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources of its organization; and the ability of its organizational structure to address the growth in assets and products under its management. The Board also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered the Adviser’s commitment to investing in information technology supporting investment management and compliance. They further noted the high level of communication between the Adviser and the Board. Among other favorable public press concerning the Adviser and the Funds, the Board recognized the Adviser’s selection by Morningstar, Inc. as fixed-income manager of the year for The Total Return Bond Fund. (Morningstar designates a “Fund Manager of the Year” in three categories each year based on its own research and an in-depth evaluation by its editorial staff. Morningstar analysts base this designation on a number of criteria, including calendar year returns, long-term results, durable strategies, and stewardship.)

The Board and the Independent Trustees concluded that the nature, extent and quality of the services provided by the Adviser are of a high quality and have benefited and will continue to benefit the Funds and their shareholders.

3. Investment results

The Board considered the investment results of each Fund in light of its investment objective. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Lipper, an independent data provider, with respect to various periods. In reviewing each Fund’s relative performance, the Board took into account any unique characteristics and its asset size, diversification and range of investments.

The Board noted that each Fund’s performance was acceptable over the relevant periods, and in some cases very favorable, particularly from a longer-term perspective, which the Board believes is the most relevant. The Adviser explained that the performance comparison benchmark for the Strategic Income Fund does not exemplify the Fund’s investment style and, therefore, the Fund’s relative underperformance does not provide a useful comparison. The Adviser further explained that the Strategic Income Fund is somewhat unique and why it is difficult to find a fully adequate comparison group for it. (See further discussion in paragraph 4 below.) The Board ultimately concluded that the Adviser was implementing each Fund’s investment objective and the Adviser’s record in managing the Funds indicates that its continued management should benefit the Fund and its shareholders.

4. Advisory fees and total expenses

The Board compared the advisory fees and total expenses of each Fund (each as a percentage of average net assets) with the median fee and expense levels of all other mutual funds in the relevant Lipper peer groups. These comparisons assisted the Board by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board observed that each Fund’s advisory fee was below the median of the peer group funds on a current basis with the exception of the Strategic Income Fund. The Board discussed why the Lipper peer group was not a suitable comparison for that Fund because the Strategic Income Fund should instead be compared to private absolute value funds, which the Adviser views as that Fund’s closest relevant comparison and to which it compares very favorably. The Board further noted that the AlphaTrakSM 500 Fund and the Strategic Income Fund both employ a fulcrum fee that adjusts upward from a basic fee only if the Fund enjoys favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board further noted the relevant contractual expense limitations that the Adviser has agreed to with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. The Board concluded that the relatively low level of the fees charged by the Adviser will benefit each Fund and its shareholders.

The Board also reviewed information regarding the advisory fees paid by institutional clients of the Adviser with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by the Funds, the differences appropriately reflected the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the costs of complying with the more comprehensive regulatory regime applicable to mutual funds.

5. The Adviser’s costs, level of profits and economies of scale

The Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. They accepted the Adviser’s assertion that its profit margins have declined over time with respect to the Funds as a result of increased regulatory and other costs involved with the mutual fund business. The Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services it provides to each Fund. Based on their review, the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Independent Trustees considered the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees reflect those economies of scale. They realized that the advisory fees for the Funds do not have breakpoints, which would result in lower advisory fee rates as the Fund grow larger. And, they accepted the Adviser’s assertion that the advisory fees compare favorably to peer group fees and expenses. The Board also recognized the benefits to the Funds of the Adviser’s past investment in the Funds’ operations (through some past subsidies of the Funds’ operating expenses when they were newer and smaller), and its commitment to maintain reasonable overall operating expenses for each Fund. The Board also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds.

6. Ancillary benefits

The Board considered other actual and potential financial benefits to the Adviser in concluding that the contractual advisory fees are reasonable for the Funds. In particular, they noted that the Adviser does not have any affiliates that directly benefit from the Adviser’s relationship to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

Section 15(f)

The Board has been informed that the Adviser has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Board has been advised that the Adviser is not aware, after due inquiry, of any express or implied term, condition, arrangement, or understanding that would impose an “unfair burden” on the Funds as a result of the repurchase transaction. The Adviser has undertaken to pay the costs and expenses of the Meeting.

Vote Required and Recommendation

The affirmative vote of a majority of each Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the New Agreement with respect to such Fund. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders, the New Agreement will take effect on the later of consummation of the repurchase transaction and the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW AGREEMENT IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2:

APPROVAL OF A CHANGE IN FUNDAMENTAL INVESTMENT POLICIES

Shareholders are being asked to consider the addition of a fundamental investment policy allowing securities lending. Under the proposed new policy, each Fund may lend its portfolio securities from time to time for the purpose of seeking additional income. In addition, the Adviser would adopt policies to ensure that each Fund participates fairly in securities lending opportunities. Securities lending has been a common practice among many mutual funds and other institutional investors, and the Adviser believes the Funds and their shareholders should benefit from the opportunity to loan portfolio securities.

Lending Portfolio Securities. If this proposal is approved, each Fund will be authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed one-third of the value of the Fund’s total assets. The Funds’ loans of securities will be collateralized by cash, letters of credit, government securities or liquid securities. The Funds will retain the right to all interest and dividends payable with respect to the loaned securities. If a Fund lends its portfolio securities it may charge the borrower a negotiated fee and retain the ability to terminate the loan at any time. Cash, instruments or securities collateralizing a Fund’s loans of securities are segregated and maintained at all times with the Trust’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, including the potential inability to recall the loaned securities should the borrower fail financially, and the possible loss in market value of the collateral.

If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the loan is secured continuously by collateral consisting of cash, short-term high-quality debt securities, including U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit, and other liquid securities described in the Funds’ registration statement, in each case maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund, including collateral received from such loans.

Vote Required and Recommendation

The affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) is required to approve the amendment to the Agreement with respect to the Fund. The 1940 Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (a) 67% or more of the shares represented at the meeting if more than 50% of the shares entitled to vote are so represented, or (b) more than 50% of the shares entitled to vote. If approved by shareholders this proposal will take effect on the date of the Meeting.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE PROPOSAL TO ADOPT A FUNDAMENTAL INVESTMENT POLICY ALLOWING SECURITIES LENDING IS IN THE BEST INTERESTS OF EACH FUND AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3: ELECTION OF TRUSTEE

At the Meeting, Dr. Scott R. Sale will be voted upon as a Trustee of the Trust and, if elected, will hold office until his successor is elected and qualified. Dr. Sale has served as a Trustee since his election by the Board of Trustees in 2004 to fill a vacancy on the Board, based on a nomination by the Independent Trustees, and he has not been previously elected by shareholders. In evaluating the appointment of Dr. Sale, the Trustees took into account his background and experience. Dr. Sale has devoted substantial time to understanding the Funds and the mutual fund industry generally, and is committed to discharging his responsibilities to the best of his abilities. The Trustees also were impressed by his education, business experience and acumen. Dr. Sale serves on the Audit Committee of the Board of Trustees.

The following table sets forth certain information regarding the Trustees, including the nominee. The mailing address of each Trustee is 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES OF THE TRUST*

Ronald J. Consiglio (1943)	Trustee	Indefinite term served since 2003	Mr. Consiglio has served as the Managing Partner of Synergy Trading, a securities trading partnership, since June 2001. From February 1998 to 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm.	7	Mannkind Corp. (Pharmaceutical Preparations).

David H. Edington (1957)	Trustee	Indefinite term served since 2001	Mr. Edington is the founder and Managing Director of Rimrock Capital Management (previously known as Rimrock Enterprises, Inc.), an investment advisory firm which acts as investment adviser to Rimrock High Income Plus Fund, formerly known as Rimrock Trading, L.P.	7	None

Martin Luther King III (1957)	Trustee	Indefinite term since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. He has been engaged as an independent motivational lecturer since 1980.	7	None

Name and Year of Birth***	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Andrew Tarica (1959)	Trustee	Indefinite term since 2002	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund, since February of 2001. Since 2005, Mr. Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio. From 1993 to 1999, Mr. Tarica served as Managing Director of the High Grade Corporate Bond Department at DLJ.	7	None

Daniel D. Villanueva (1937)	Trustee	Indefinite term since 1997	As of January 2006, Mr. Villanueva has been a partner of RC Fontis Partners (a private equity fund). Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation (investments) from 1990 to 2005. He has served as the Chairman of Integrated Water Resources since 1999.	7	Citibank- Banamex (USA); Fleetwood Enterprises, Inc. (Recreational Vehicles); Integrated Water Resources; and Juanitas Foods Corporation.

Scott R. Sale, MD (1950)	Trustee	Indefinite term since 2004	Dr. Sale has had his own private medical practice as a physician since April 2004, and before then as a Locum Tenens physician from May 2002 to February 2003, the Cancer Detection Center from March 2001 to December 2002, and the Los Angeles Free Clinic from November 1999 to March 2002.	7	None

INTERESTED TRUSTEES**

Scott B. Dubchansky (1960)	Chairman of the Board of Trustees, President and Chief Executive Officer	Indefinite term served since 1997	Mr. Dubchansky has served as the Chief Executive Officer (CEO) of the Adviser since August 1996. Since June 2004, he has been the CEO and Chief Compliance Officer of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser. Mr. Dubchansky began serving as CEO of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser, in June 2004.	7	West Gate Strategic Income Fund I Master Fund, Ltd. West Gate Multi-Strategy Fund, Ltd. West Gate Leveraged Loan Master Fund, LP. West Gate Horizons Advisors, LLC.

Keith T. Holmes, JD (1952)	Trustee	Indefinite term served since 1997	Mr. Holmes has been a partner of the law firm King, Holmes, Paterno & Berliner since 1992. Mr. Holmes practices corporate finance and real estate law. Mr. Holmes’ firm has performed legal services for the Adviser and its affiliates.	7	None

OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Joseph D. Hattesohl (1963)	Treasurer since 2000 and Chief Financial Officer since 2003	Indefinite term served since 2000 and 2003, respectively	Mr. Hattesohl has served as the Chief Financial Officer (CFO) of the Adviser since November 2000. Since June 2004, he also serves as CFO of West Gate Advisors, LLC, an investment adviser affiliate of the Adviser, and President of MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser.	N/A	N/A

Keith T. Kirk (1963)	Secretary since 2006 and Chief Compliance Officer since 2004	Indefinite Term served since 2006 and 2004, respectively	Presently, Mr. Kirk is the Chief Compliance Officer for the Adviser and MWAM Distributors, LLC, a limited broker dealer affiliate of the Adviser. He has worked for the Adviser since 2003. From 1998 through 2002, Mr. Kirk served as Vice President of Compliance for Montgomery Asset Management, LLC. As a Naval Reservist, Mr. Kirk was recalled to active duty in 2002 and 2003.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Fund as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

Committees

The Board has an Audit Committee consisting of Messrs. King, Consiglio, Edington, Tarica, Sale and Villanueva. Mr. King is the Chairman of the Audit Committee. All of the members of the Audit Committee are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”). The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accountants, recommends the engagement of such accountants and approves all audit services and permissible non-audit services. The Audit Committee met two times during the fiscal year ended March 31, 2006.

The Board has a Pricing Committee consisting of Mr. Villanueva, an Independent Trustee, Joseph Hattesohl (Chief Financial Officer of the Trust and the Adviser as well as Treasurer of the Trust) and Stephen Kane, who is a portfolio manager of the Adviser. The Pricing Committee is responsible for the fair value pricing of any securities held by the Funds as necessary. The Pricing Committee of the Trust did not meet during the fiscal year ended March 31, 2006.

Security and Other Interests

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Funds (1) (Amounts in Parentheses are Deferred Trustees’ Fees Invested in the Funds as of Sept. 30, 2006)

Aggregate Dollar Range of Equity

Securities in All Registered

Investment Companies Overseen

by Director in Family of

Investment Companies

(Deferred Trustees’ Fees Invested

in Funds as of Sept. 30, 2006)

INDEPENDENT TRUSTEES

Ronald J. Consiglio	None	None

David H. Edington	None (High Yield Bond Fund $14,304) (AlphaTrakSM 500 Fund $14,889)	None $(29,193)

Martin Luther King, III	None	None

Daniel D. Villanueva	None (Ultra Short Bond Fund $7,051) (Low Duration Bond Fund $7,044) (Intermediate Bond Fund $7,019) (Total Return Bond Fund $7,079)	None $(28,193)

Andrew Tarica	High Yield Bond Fund – $50,001 to $100,000 Strategic Income Fund – $50,001 to $100,000	Over $100,000

Scott Sale, MD	None (AlphaTrakSM 500 Fund $14,889)	None $(9,425)

INTERESTED TRUSTEES

Scott B. Dubchansky	High Yield Bond Fund – $10,001 to $50,000 AlphaTrakSM 500 Fund – over $100,000 Strategic Income Fund – over $100,000 Ultra Short Bond Fund – over $100,000	over $100,000

Keith T. Holmes	AlphaTrakSM 500 Fund – $10,0001 to $50,000 (Total Return Fund $38,247) (AlphaTrakSM 500 Fund $63,934)	$10,001 to $50,000 $(102,181)

(1)	Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and or indirect ownership of securities where the trustee’s economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

As of December 31, 2005, none of the Independent Trustees, or their immediate family members owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Trust.

As of October 31, 2006, the Trustees and officers of the Trust and the Adviser, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

Compensation

The Trust does not pay salaries to any of its officers or fees to any of its Trustees who are affiliated with the Adviser. Beginning in 2007, each of the Independent Trustees will receive an annual retainer of $12,000, and $3,000 for each meeting of the Board of Trustees attended. Mr. Holmes will also be compensated according to this schedule. Mr. Holmes is not an Independent Trustee because he has provided legal services to the Adviser and its affiliates. The total compensation paid by the Trust to each Trustee during the fiscal year ended March 31, 2006 is set forth below:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Retirement Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Scott B. Dubchansky	None	None	None	None
Keith T. Holmes*	$18,000	None	None	$18,000
Ronald J. Consiglio	$18,000	None	None	$18,000
David H. Edington*	$18,000	None	None	$18,000
Martin Luther King III	$18,000	None	None	$18,000
Scott Sale, MD*	$18,000	None	None	$18,000
Andrew Tarica	$18,000	None	None	$18,000
Daniel D. Villanueva*	$18,000	None	None	$18,000

*	Messrs. Edington, Holmes, Sale and Villanueva participated in a deferred compensation plan for certain eligible Trustees of the Trust during the last fiscal year. The total value of deferred compensation as of September 30, 2006 is provided in a previous table with respect to each Trustee. The deferred compensation plan is discussed in more detail below.

Deferred Compensation Plan. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board of Trustees, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments.

Vote Required and Recommendation

Approval of this proposal on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Funds or (ii) 67% or more of the shares of the Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are represented at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, BELIEVES THAT THE ELECTION OF THE NOMINATED TRUSTEE, SCOTT R. SALE, IS IN THE BEST INTERESTS OF THE TRUST AND ITS SHAREHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Expenses

The expenses incurred in connection with the Meeting, including printing, mailing, solicitation and vote tabulation and proxy soliciting expenses, legal fees, and out-of-pocket expenses will be borne exclusively by the Adviser.

Solicitation of Proxies

Solicitation will be primarily by mail, but officers of the Funds or regular employees of the Adviser may also solicit without compensation by telephone, electronic communication or personal contact. The Funds may also retain a service to assist in the solicitation process.

Adviser

Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, acts as the investment adviser to the Funds and generally administers the affairs of the Trust. The Adviser’s website is www.mwamllc.com. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Funds. The Adviser is a registered investment adviser organized in 1996. The Adviser managed approximately $18.1 billion of fixed-income investments as of October 31, 2006 on behalf of institutional clients and the Funds.

The Adviser is majority-owned by its key executives, with a minority ownership stake held by Metropolitan West Financial, LLC (“MWF”), an unregistered financial holding company that is the Seller in the proposed transaction described under Proposal 1. The following table provides the name and principal occupation of each member (owner) and the Chief Executive Officer of the Adviser. The address of each member and the Chief Executive Officer of the Adviser is c/o Metropolitan West Asset Management, LLC, with principal offices at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025. Mr. Hollander would resign as a director of the Adviser under the terms of the proposed transaction, once concluded.

Member	Principal Occupation with the Adviser (and office with the Trust, if applicable)
Scott B. Dubchansky	Chief Executive Officer of the Adviser; Chairman of the Board of Trustees, President and Chief Executive Officer of the Trust

Richard S. Hollander	Director

Member	Principal Occupation with the Adviser (and office with the Trust, if applicable)

Tad Rivelle	Chief Investment Officer and Portfolio Manager

Laird R. Landmann	Managing Director and Portfolio Manager

David B. Lippman	Managing Director and Portfolio Manager of the Adviser

A. Christopher Scibelli	Marketing Director

Stephen M .Kane	Managing Director and Portfolio Manager

Joseph D. Hattesohl	Chief Financial Officer of the Adviser; Treasurer and Chief Financial Officer of the Trust

Patrick A. Moore	Client Services Director

Keith T. Kirk	Chief Compliance Officer of the Adviser; Chief Compliance Officer and Secretary of the Trust

Interested Persons of the Trust and the Funds

Certain Trustees and officers are deemed to be “interested persons” of the Trust and the Funds because of their positions with the Adviser. Mr. Dubchansky serves as the President and Chief Executive Officer of the Trust and Chairman of the Board. Mr. Holmes, Trustee of the Trust, performs legal services for the Adviser and MWF. Accordingly, they may be considered to have an indirect interest with respect to Proposal 1.

Control Persons and Principal Holders of Securities

To the knowledge of the Trust, as of the Record Date, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

Appendix A to this Proxy Statement lists the persons that, to the knowledge of the Trust, owned beneficially 5% or more of the outstanding shares of any class of a Fund as of the Record Date. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Funds’ voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Principal Underwriter

The principal underwriter of the Funds’ shares is PFPC Distributors, Inc. (the “Distributor”). The Distributor offers the Funds’ shares to the public on a continuous basis. The address of the Distributor is 760 Moore Road, King of Prussia, Pennsylvania 19406.

Administrator

PFPC Inc. (“PFPC”) serves as Administrator of the Funds. The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent Auditors

Deloitte & Touche LLP, 350 South Grand Avenue, Suite 200, Los Angeles, California 90071 serves as the Funds’ independent auditor.

Shareholder Proposals

The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Keith T. Kirk, Secretary

November     , 2006

PROXY CARD	PROXY CARD

METROPOLITAN WEST FUNDS

SPECIAL MEETING OF SHAREHOLDERS –                     , 200

This proxy card is solicited on behalf of the Board of Trustees of the Trust for the Special Meeting of Shareholders to be held on                     , 200  .

The undersigned hereby appoints Jeremy Steich and Sandra Adams as proxies, each with the power to appoint his or her substitute and to vote the shares held by him or her at the Special Meeting of Shareholders of Metropolitan West Funds (the “Meeting”) to be held at 12:00 p.m., Eastern Time, on                     , 200   at the offices of the Trust’s Administrator, PFPC Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

THESE VOTING INSTRUCTIONS WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED “FOR” ALL PROPOSALS.

Please indicate your vote by marking the appropriate box. Example:  ☒

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	Approve a new Investment Management Agreement with the Adviser.

☐  FOR            ☐  AGAINST              ☐  ABSTAIN

2.	Approve a fundamental investment policy allowing securities lending.

☐  FOR            ☐  AGAINST              ☐  ABSTAIN

3.	Elect Dr. Scott R. Sale as a Trustee of the Trust.

☐  FOR            ☐  AGAINST              ☐  ABSTAIN

4.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

IMPORTANT

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives specific written notice to the contrary from any one of them.

Signature

Signature (if held jointly)

Date: ,

☐  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. (     PERSON(S) WILL ATTEND.)

APPENDIX A

As of November     , 2006, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as follows:

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent of Fund

[delete if n/a: * Pursuant to the definition set forth in the 1940 Act, these persons are deemed “control persons” by nature of their ownership of 25% or more of the outstanding voting securities of a Fund. This does not mean, however, that these persons manage the affairs of the Trust. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.]

1

Appendix B

METROPOLITAN WEST FUNDS

Investment Management Agreement

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the      day of [December, 2006], by and between Metropolitan West Funds, a Delaware statutory trust (hereinafter called the “Trust”), on behalf of each series of the Trust listed in Appendix A hereto, as may be amended from time to time (hereinafter referred to individually as a “Fund” and collectively as the “Funds”) and Metropolitan West Asset Management, LLC, a California limited liability company (hereinafter called the “Manager”).

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

WHEREAS, this Agreement replaces a prior investment management agreement that terminated because of a change of control of the Manager resulting from the Manager’s repurchase of a membership interest held by a controlling member;

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust’s Board of Trustees.

2. Duties of Manager.

(a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of

Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust’s Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust’s Board of Trustees; (iv) provide persons satisfactory to the Trust’s Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund’s administrator under separate agreement; and (v) render to the Trust’s Board of Trustees such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request.

(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds’ portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of the Funds’ business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Manager’s Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust’s Board of Trustees may desire and reasonably request.

6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund’s investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

7. Expenses.

(a) With respect to the operation of each Fund, and to the extent not paid or reimbursed through a plan adopted by the Fund under Rule 12b-1 under the 1940 Act, the Manager is responsible for (i) the compensation of any of the Trust’s trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund’s responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds’ prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

(b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund’s shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust’s Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager’s actual costs for providing such services.

8. Investment Advisory and Management Fee.

(a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee at the annual rate set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

(b) The management fee shall be accrued daily by each Fund and paid to the Manager on the first business day of the succeeding month.

(c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

(d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the reduction to the extent approved by the Trust’s disinterested Trustees. The Manager may not request or receive reimbursement for prior reductions or reimbursements before payment of a Fund’s operating expenses for the current year and cannot cause a Fund to exceed any more restrictive limitation to which the Manager has agreed in making such reimbursement.

(e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

9. Fund Share Activities of Manager’s Officers and Employees. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

10. Conflicts with Trust’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

11. Manager’s Liabilities.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds.

(b) The Funds shall indemnify and hold harmless the Manager and the partners, members, officers and employees of the Manager and its general partner (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Manager (or its managers), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

12. Non-Exclusivity. The Trust’s employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. The Manager also may be retained by other advisory clients for the same or similar strategies employed by the Trust. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

13. Term. This Agreement shall become effective with respect to a particular Fund on the later of when the Registration Statement under the Securities Act of 1933 with respect to the shares of that Fund becomes effective by the Securities and Exchange Commission and when this Agreement has received requisite approval by the shareholders of that Fund, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days’ written notice to the Manager, and by the Manager upon sixty (60) days’ written notice to a Fund.

15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

17. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

18. Notice of Declaration of Trust. The Manager agrees that the Trust’s obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

19. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:
Title:	Title:

Appendix A to Investment Management Agreement

Name of Fund	Applicable Fee	Effective Date
Metropolitan West Total Return Bond Fund	0.35%	December , 2006

Metropolitan West Low Duration Bond Fund	0.30%	December , 2006

Metropolitan West Ultra Short Bond Fund	0.25%	December , 2006

Metropolitan West High Yield Bond Fund	0.50%	December , 2006

Metropolitan West Intermediate Bond Fund	0.35%	December , 2006

Metropolitan West AlphaTrakSM 500 Fund	0.35%± up to 0.35%(1)	December , 2006

Metropolitan West Strategic Income Fund	1.20%± up to 0.70%(2)	December , 2006

METROPOLITAN WEST FUNDS	METROPOLITAN WEST ASSET MANAGEMENT, LLC

By:	By:
Title:	Title:

[See notes on continuation pages.]

(1)	METROPOLITAN WEST ALPHATRAKSM 500 FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 0.35% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.35% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below).

d.	The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Standard & Poors 500 Stock Index (“S&P 500TM”) plus an annual rate of 0.30% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.35%.

e.	The “Performance Period” shall consist of a rolling period of three (3) months.

f.	The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class (if the Fund designates another share class) and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 0.70%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.	The investment record for the S&P 500 with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the S&P 500 during that Performance Period and (ii) the value of cash distributions made by companies whose securities comprise the S&P 500 accumulated during that Performance Period and reinvested in the S&P 500 at least as frequently as the end of the quarter following the payment of the dividend, which together shall be expressed as a percentage of the level of the S&P 500 at the beginning of that Performance Period.

h.	By way of example only:

Fund performance of the Fund for the three months ended September 30th	2.750%

Annualized Fund Performance = ((1+ 0.02750) ^ (365 / 92) - 1) * 100	11.364%

Average daily net assets for the three months ended September 30th	$100,000,000
Accrued (and paid) management fee for that period	$125,000
Actual Management Fee percentage (125,000 / 100,000,000) * 100	0.125%
Annualized actual management fee [(1 + 0.00125) ^ (365 / 92) - 1] *100	0.497%

Annualized maximum possible management fee for period	0.700%

Investment performance of the Fund = Fund performance + Actual Management Fee - Maximum Management Fee (11.364% + 0.497% - 0.70%)	11.161%

Investment record of S&P 500 for the three months ended September 30 = 2.50%	2.50%

Annualized S&P 500 Performance = ((1 + 0.025) ^ (365 / 92) - 1) * 100	10.292%

Performance Adjustment = 35% * (11.161% - (10.292% + 0.30%)) =	0.199%

September Performance Fee = Performance Adjustment * Average daily net assets for the three months ended September 30th * 30/365 = 0.199% * $100,000,000 * 30 / 365 =	16,356.16

(2)	METROPOLITAN WEST STRATEGIC INCOME FUND (THE “FUND”)

a.	The management fee payable to the Manager shall consist of two parts, a basic fee equal to an annual rate of 1.20% (the “Basic Fee”) and a performance adjustment of up to an annual rate of positive or negative 0.70% (the “Performance Adjustment”). The Basic Fee and the Performance Adjustment shall be accrued daily by the Fund. Accruals of (but not payments of) the Performance Adjustment may be made on an estimated basis.

b.	The daily portion of Basic Fee shall be accrued daily based on the net assets of the Fund that day.

c.	The daily portion of Performance Adjustment shall be accrued daily based on the average daily net assets over the Performance Period (as defined below).

d.	The Performance Adjustment shall be equal to 35% of the amount by which the investment performance of the Fund during the Performance Period exceeds, or is exceeded by, the investment record of the Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) plus an annual rate of 0.10% over the same Performance Period, up to a maximum Performance Adjustment of a positive or negative annual rate of 0.70%.

e.	The “Performance Period” shall consist of a rolling period of twelve (12) months.

f.	The investment performance for the Fund with respect to a particular Performance Period shall be calculated using the highest expense (lowest performing) share class and shall be based on the sum of: (i) the change in the Fund’s net asset value per share during that Performance Period plus any Basic Fee and Performance Adjustment accrued per share during that Performance Period but less the maximum possible Basic Fee and Performance Adjustment that could be accrued per share in any Performance Period (that is, the change in net asset value per share assuming the accrual of a maximum management fee at an annual rate of 1.90%), (ii) the value of any cash distributions per share accumulated during that Performance Period, and (iii) the value of any capital gains taxes per share paid or payable on undistributable realized long-term capital gains accumulated during that Performance Period, which collectively shall be expressed as a percentage of the Fund’s net asset value per share at the beginning of that Performance Period.

g.	The investment record for the Index with respect to a particular Performance Period shall be based on the sum of: (i) the change in the level of the Index during that Performance Period and (ii) the value of cash distributions (interest payments) made by securities that comprise the Index accumulated during that Performance Period and reinvested in the Index at least as frequently as the end of the quarter following the payment of the distribution (interest), which together shall be expressed as a percentage of the level of the Index at the beginning of that Performance Period.

h.	By way of example only:

Strategic Income Fund
Fund performance for the twelve months ended June 30th	6.000%

Average daily net assets for the twelve months ended June 30th	$100,000,000
Accrued (and paid) management fee for that period	$1,200,000
Actual Management Fee percentage ((1,200,000 / 100,000,000) * 100)	1.200%

Maximum possible management fee for period	1.900%

Investment performance of the Fund = Fund performance + Actual Management Fee - Maximum Management Fee (7.500% + 1.200% - 1.900%)	5.300%

Investment record of Index for the twelve months ended June 30th = 4.00%	4.000%

Performance Adjustment = 35% * (5.300%-(4.000% + 0.100%)) =	0.420%

June Performance Fee = Performance Adjustment * Average daily net assets for the twelve months ended June 30th * 30 / 365 = 0.420% * $100,000,000 * 30 / 365 =	34,520.55